SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Income Fund

Supplement dated July 25, 2014
to the Class A Shares Prospectus (the "Prospectus") dated January 31, 2014

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Multi-Asset Income Fund.

Change in Portfolio Management

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Multi-Asset Income Fund, the text with respect to Guggenheim Partners Investment Management, LLC ("GPIM") is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Guggenheim Partners Investment Management, LLC	Scott Minerd	Since 2012	Global Chief Investment Officer
	Anne Walsh, CFA	Since 2012	Assistant Chief Investment Officer—Fixed Income
	James W. Michal	Since 2014	Managing Director and Portfolio Manager
	Steven H. Brown	Since 2014	Director and Portfolio Manager

In addition, under the heading "Multi-Asset Income Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text with respect to Guggenheim Partners Investment Management, LLC is hereby deleted and replaced with the following:

Guggenheim Partners Investment Management, LLC: Guggenheim Partners Investment Management, LLC (GPIM), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 and 330 Madison Avenue, New York, NY 10017, serves as a Sub-Adviser to the Multi-Asset Income Fund. A team of investment professionals manages the portion of the Multi-Asset Income Fund's assets allocated to GPIM. Scott Minerd, Chief Investment Officer, is ultimately responsible for the performance of the Multi-Asset Income Fund as well as risk management. Mr. Minerd joined the firm in 1998. Anne Walsh, CFA, Assistant Chief Investment Officer — Fixed Income, oversees the diversified fixed income portfolio management strategies of the firm and is head of the firm's Portfolio Construction Group. Prior to joining the firm in 2007, Ms. Walsh was Chief Investment Officer at Reinsurance Group of America, Inc. James Michal, Managing Director and Portfolio Manager, joined the firm in 2008. Steven Brown, Director and Portfolio Manager, joined the firm in 2010. Prior to joining Guggenheim, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London.

There are no other changes in the portfolio management of the Multi-Asset Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-889 (7/14)

SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Income Fund

Supplement dated July 25, 2014
to the Statement of Additional Information (the "SAI") dated January 31, 2014

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Multi-Asset Income Fund.

Change in Portfolio Management

Under the heading "GPIM," in the sub-section entitled "Portfolio Management," in the section entitled "The Adviser and Sub-Advisers," the text and chart relating to Guggenheim Partners Investment Management, LLC are hereby deleted and replaced with the following:

GPIM

Compensation.  SIMC pays GPIM a fee based on the assets under management of the Multi-Asset Income Fund as set forth in an investment sub-advisory agreement between GPIM and SIMC. GPIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Income Fund. The following information relates to the period ended June 30, 2014.

GPIM compensates its portfolio management staff for their management of the Multi-Asset Income Fund's portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. GPIM's staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. GPIM's deferred compensation programs include equity that vests over a period of years. All GPIM employees are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Ownership of Fund Shares. As of July 24, 2014, GPIM's portfolio managers did not beneficially own any shares of the Multi-Asset Income Fund.

Other Accounts. As of June 30, 2014, in addition to the Multi-Asset Income Fund, GPIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Scott Minerd	30	$8,371,094,122	71		$19,702,338,482	129		$106,741,250,513
	0	$0	27	*	$11,395,065,303	10	*	$974,946,166
Anne Walsh, CFA	24	$8,552,339,257	2		$3,309,286,237	27		$85,113,423,170
	0	$0	2	*	$3,309,286,237	1	*	$512,110,473
James Michal	26	$6,786,214,570	3		$3,391,774,782	11		$1,563,981,149
	0	$0	2	*	$3,296,734,924	3	*	$740,391,191
Steven Brown	8	$1,575,321,117	0		$0	1		$38,082,491
	0	$0	0		$0	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Multi-Asset Income Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Multi-Asset Income Fund, track the same indices the Multi-Asset Income Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Income Fund. The other accounts might also have different investment objectives or strategies than the Multi-Asset Income Fund.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager's day-to-day management of the Multi-Asset Income Fund. Because of his or her position with the Multi-Asset Income Fund, the portfolio manager knows the size, timing and possible market impact of the Multi-Asset Income Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Multi-Asset Income Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Multi-Asset Income Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Multi-Asset Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Multi-Asset Income Fund and another account. GPIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

There are no other changes in the portfolio management of the Multi-Asset Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-890 (7/14)